Exhibit 4.5

AUTHORIZED CAPITAL US$9,999,900 DIVIDED INTO 500,000,000 ORDINARY SHARES OF US$0.01 EACH AND 499,990,000 UNDESIGNATED SHARES OF US$0.01 EACH AND €40,000 DIVIDED INTO 40,000 SUBSCRIBER SHARES OF €1 EACH

THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA

ORDINARY SHARES

NUMBER

XL

XL GROUP PLC

INCORPORATED UNDER THE LAWS OF IRELAND

CUSIP G98290 10 2

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that

is the Registered Proprietor of

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES IN THE ABOVE-NAMED COMPANY, SUBJECT TO THE MEMORANDUM AND ARTICLES OF ASSOCIATION THEREOF.

This certificate is transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer.

CERTIFICATE OF SHARES

Dated:

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

XL GROUP PLC SEAL

CHIEF EXECUTIVE OFFICER

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	– as tenants by the entireties		(Cust)	(Minor)
JT TEN	– as joint tenants with right of			under Uniform Gifts to Minors
	survivorship and not as			Act
	tenants in common			(State)

Additional abbreviations may also be used though not in the above list.

      For Value Received,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the register of members of the within named Company with full power of substitution in the premises.

Dated

	NOTICE:	THE SIGNATURE TO THIS TRANSFER MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATuRE(S) GuARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.